MML SERIES INVESTMENT FUND

Supplement dated November 30, 2007 to the

Prospectus dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Effective immediately, the name of the MML OTC 100 Fund is changing to the MML NASDAQ-100® Fund and the investment objective of the Fund is changed as follows:

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®.

In addition, the reference in the first sentence of the investment strategy of the Fund to the NASDAQ 100 Index being representative of the over-the-counter market is hereby deleted.

Effective November 28, 2007, T. Rowe Price Associates, Inc. (“T. Rowe Price”) replaced Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) as the MML Growth Equity Fund’s Sub-Adviser.

Effective November 28, 2007, the following information replaces the information found under Principal Investment Strategies and Risks on page 8:

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks and securities convertible into common stocks of companies which Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes offer prospects for long-term growth.

The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals that, in its view, are well established in their industries and have the potential for above-average earnings growth. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

Effective November 28, 2007, the following information replaces similar information found on pages 9 and 10 for GMO:

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.77% for the quarter ended December 31, 1998 and the lowest was -17.20% for the quarter ended March 31, 2001.

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
T. Rowe Price Composite	9.65%	4.47%	7.43%
Russell 1000® Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

*	Performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. T. Rowe Price replaced Grantham, Mayo, Van Otterloo & Co. LLC as the Fund’s Sub-Adviser on November 28, 2007. The composite performance does not represent the historical performance of the MML Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^

The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^	The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Effective November 28, 2007, with respect to the Growth Equity Fund, the following information replaces the information for GMO in the section titled About the Investment Adviser and Sub-Advisers:

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MML Growth Equity Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager for the MML Growth Equity Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

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L7352-07-1

MML SERIES INVESTMENT FUND

Supplement dated November 30, 2007 to the

Statement of Additional Information dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has replaced Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) as the MML Growth Equity Fund’s Sub-Adviser.

The following information supplements the information found on pages B-26 and B-27 in the section titled Investment Restrictions:

In addition, each Fund has a non-fundamental policy as follows:

To the extent that shares of the Fund are purchased or otherwise acquired by other series of MML Trust or other series of registered open-end investment companies in MML Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The following information replaces similar information found on page B-28 in the section titled Management of MML Trust:

As Adviser and sub-advisers to the Funds, respectively, MassMutual, Davis, DMC, Insight Capital, NTI, T. Rowe Price, Waddell & Reed and Wellington Management may be considered part of the management of the Trust.

The following information replaces the information for John F. Carlson and Tina M. Wilson on pages B-30 and B-32 under the heading “Principal Officers” in the section titled Management of MML Trust:

Richard J. Byrne	President of MML Trust
1295 State Street Springfield, MA 01111 Age: 45 Officer since 2007 Officer of 32 portfolios in fund complex

Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series Investment Fund II (open-end investment company).

Stephen J. Brunette	Vice President of MML Trust
1295 State Street Springfield, MA 01111 Age: 37 Officer since 2007 Officer of 32 portfolios in fund complex

Director, Fund Strategy, Retirement Income-Annuities (since 2006), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund II (open-end investment company).

The following information supplements similar information found in the section titled Management of MML Trust on page B-34:

Effective as of May 9, 2007, the quarterly fee and in-person meeting fee were changed to $3,300 and $1,700, respectively.

Also effective as of May 9, 2007, the additional quarterly fee paid to the Chairperson of the Board of Trustees was changed to $1,625.

In addition, retroactive to January 1, 2006, the Chairperson of the Board of Trustees is paid an additional 50% meeting fee for each non-telephonic Board meeting attended by him or her.

The following information replaces the information for GMO found on page B-37 in the section titled Investment Management and Other Services:

MassMutual has also entered into an investment sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price serves as MML Growth Equity’s investment sub-adviser, providing day-to-day management of the Fund’s investments. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately 396.8 billion in assets under management.

MassMutual’s sub-advisory agreement with T. Rowe Price will terminate automatically upon its assignment or upon termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. T. Rowe Price also provides investment sub-advisory services for the MML Blue Chip Growth Fund, the MML Equity Income Fund and the MML Mid Cap Growth Fund, each of which are series of MML Trust, and the MassMutual Select Blue Chip Growth Fund, the MassMutual Select Mid Cap Growth Equity Fund II and the MassMutual Select Small Company Value Fund, each of which are series of the MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

The following information replaces similar information found on page B-39 in the section titled Codes of Ethics:

MML Trust, MassMutual, Davis, DMC, Insight Capital, NTI, T. Rowe Price, Waddell & Reed and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information replaces similar information found on page B-39 in the section titled Brokerage Allocation and Portfolio Transactions:

By virtue of the Sub-Advisory Agreements, T. Rowe Price is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Growth Equity; Wellington Management and Waddell & Reed are subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Small Cap Growth Equity; Davis is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Large Cap Value and DMC and Insight Capital are subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Emerging Growth.

The following information replaces similar information found in the SAI:

Investors Bank & Trust Company (“IBT”) is now known as State Street Bank and Trust Company (“State Street”).

The following information replaces the information found in the section titled Appendix B – Proxy Voting Policies beginning on page B-53:

The following represents the proxy voting policies (the “Policies”) of MML Trust with respect to the voting of proxies on behalf of each series of MML Trust (the “Series”). It is the general policy of the Fund, and Massachusetts

Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds”) voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.	GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.	SUB-ADVISERS

1. The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and MML Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of MML Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and MML Trust annually.

3. The Sub-Advisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Sub-Advisers shall provide MML Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for MML Trust and MassMutual to comply with applicable laws and regulations.

III.	THE FUND AND MASSMUTUAL

1. The Chief Compliance Officer of MML Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2. The Trustees of MML Trust shall not vote proxies on behalf of MML Trust or the Series.

3. MassMutual shall not vote proxies on behalf of MML Trust or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the SEC’s website at http://www.sec.gov.

The following information supplements the information beginning on page B-53 in the section titled Appendix B – Proxy Voting Policies:

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote – such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines – many of which are consistent with ISS positions – T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

The following information supplements the information beginning on page B-117 in the section titled Appendix C – Additional Portfolio Manager Information:

T. Rowe Price Associates, Inc.

The portfolio manager of the MML Growth Equity Fund is Larry Puglia.

	Number of Accounts*	Total Assets*
Larry Puglia
Registered investment companies	13	$20.04 billion
Other pooled investment vehicles	3	$661.6 million
Other accounts	12	$7.5 billion

*	The information provided is as of 9/30/07

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Larry Puglia	MML Growth Equity Fund	None

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SAI L7352-07-1

MML SERIES INVESTMENT FUND

Supplement dated November 30, 2007 to the

Prospectus dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for the MML Global Fund and Neuberger Berman Management, Inc. (“Neuberger Berman”) in the section titled About the Investment Adviser and Sub-Advisers:

David Levine

is primarily responsible for the day-to-day management of the domestic portion of the MML Global Fund. Mr. Levine, a Chartered Financial Analyst is a Senior Vice President and portfolio manager on the Large Cap Value team. He joined Neuberger Berman in 1995.

Effective November 28, 2007, AllianceBernstein L.P. (“AllianceBernstein”) became a co-sub-adviser to the MML Small Cap Value Fund.

Effective November 28, 2007, the following information replaces the information found under Principal Investment Strategies and Risks on page 22:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Goldman Sachs Asset Management, L.P. (“GSAM”) currently anticipates that, under normal circumstances, at least 95% of the net assets of its portion of the Fund will be invested in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Value Index at the time of investment. Goldman Sachs is not required to limit its investments to securities in the Russell 2000 Value Index. In addition, if the market capitalization of a company held by Goldman Sachs moves outside the range, Goldman Sachs may, but is not required to, sell the securities. As of October 31, 2007, the capitalization range of the Russell 2000 Value Index was between $14 million and $4.9 billion.

Goldman Sachs investments are selected using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Value Index. Goldman Sachs seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Value Index.

AllianceBernstein L.P. (“AllianceBernstein”) invests its portion of the Fund primarily in a diversified portfolio of equity securities of mid-sized companies that it determines, using its own fundamental value approach, to be undervalued. In selecting securities, AllianceBernstein uses its research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

AllianceBernstein’s investment process has three main parts: identifying attractive opportunities, fundamental research and portfolio construction. AllianceBernstein begins by using a proprietary quantitative tool to screen a universe of about 2,500 small and mid-cap stocks, which is roughly consistent with the Russell 2500™ Index. AllianceBernstein generally focuses on those with market capitalizations between $1 billion and $5 billion at time of purchase. AllianceBernstein’s quantitative tool computes an expected return for each stock relative to AllianceBernstein’s small and mid-cap universe based on various valuation and success factors, such as price-to-forward earnings and return on equity. AllianceBernstein ranks the stocks by their expected returns, and then the fundamental analysts conduct intensive research into those stocks that the quantitative model identifies as the most attractive 20%, as well as stock ideas generated by the fundamental analysts themselves. Once the research is reviewed and approved, portfolios are constructed on the basis of a stock’s expected return on a risk-adjusted basis, using proprietary risk models. Stocks with the highest risk-adjusted expected return are added to the portfolio, which typically holds 60 to 110 positions.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Effective November 28, 2007, the following information supplements the information for AllianceBernstein in the section titled About the Investment Adviser and Sub-Advisers on page 35:

Joseph Paul

is a portfolio manager of a portion of the MML Small Cap Value Fund. Mr. Paul became CIO-Small and Mid-Capitalization equities for AllianceBernstein in 2002 and CIO-Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming CIO of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined AllianceBernstein in 1987 as a research analyst covering the automotive industry. Before joining AllianceBernstein, Mr. Paul worked at General Motors in marketing and product planning.

James MacGregor

is a portfolio manager of a portion of the MML Small Cap Value Fund. Mr. MacGregor, a Chartered Financial Analyst, became Director of Research for U.S. Small & Mid Cap Value for AllianceBernstein in 2004. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation and aerospace & defense industries for AllianceBernstein’s Small and Mid-Cap Value equity services. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks.

Andrew Weiner

is a portfolio manager of a portion of the MML Small Cap Value Fund. Mr. Weiner joined AllianceBernstein in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999, he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities. Prior to joining the firm, Mr. Weiner was a project manager at Monitor Company, a strategy consulting firm.

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RS2972-07-1

MML SERIES INVESTMENT FUND

Supplement dated November 30, 2007 to the

Statement of Additional Information dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information supplements the information found on pages B-25 and B-26 in the section titled Investment Restrictions:

In addition, each Fund may not:

(3) To the extent that shares of the Fund are purchased or otherwise acquired by other series of MML Trust or other series of registered open-end investment companies in MML Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The following information replaces the information for John F. Carlson and Tina M. Wilson on pages B-28 and B-30 under the heading “Principal Officers” in the section titled Management of MML Trust:

Richard J. Byrne	President of MML Trust
1295 State Street Springfield, MA 01111 Age: 45 Officer since 2007 Officer of 32 portfolios in fund complex

Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series Investment Fund II (open-end investment company).

Stephen J. Brunette	Vice President of MML Trust
1295 State Street Springfield, MA 01111 Age: 37 Officer since 2007 Officer of 32 portfolios in fund complex

Director, Fund Strategy, Retirement Income-Annuities (since 2006), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund II (open-end investment company).

The following information supplements similar information found in the section titled Management of MML Trust on page B-32:

Effective as of May 9, 2007, the quarterly fee and in-person meeting fee were changed to $3,300 and $1,700, respectively.

Also effective as of May 9, 2007, the additional quarterly fee paid to the Chairperson of the Board of Trustees was changed to $1,625.

In addition, retroactive to January 1, 2006, the Chairperson of the Board of Trustees is paid an additional 50% meeting fee for each non-telephonic Board meeting attended by him or her.

The following information replaces similar information found in the SAI:

Investors Bank & Trust Company (“IBT”) is now known as State Street Bank and Trust Company (“State Street”).

The following information replaces the information found in the section titled Appendix B—Proxy Voting Policies beginning on page B-53:

The following represents the proxy voting policies (the “Policies”) of MML Trust with respect to the voting of proxies on behalf of each series of MML Trust (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds”) voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUB-ADVISERS

1. The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and MML Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of MML Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Fund annually.

3. The Sub-Advisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Sub-Advisers shall provide MML Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for MML Trust and MassMutual to comply with applicable laws and regulations.

III. THE FUND AND MASSMUTUAL

1. The Chief Compliance Officer of MML Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2. The Trustees of MML Trust shall not vote proxies on behalf of MML Trust or the Series.

3. MassMutual shall not vote proxies on behalf of MML Trust or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the SEC’s website at http://www.sec.gov.

The following information supplements the information found on pages B-85 and B-86 for AllianceBernstein L.P. in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers of the MML Small Cap Value Fund are James MacGregor, Gerry Paul and Andrew Weiner.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James MacGregor
Registered investment companies	9	$2.6 billion	0	$0
Other pooled investment vehicles	5	$974 million	0	$0
Other accounts	54	$1.7 billion	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gerry Paul
Registered investment companies	12	$4.5 billion	0	$0
Other pooled investment vehicles	105	$10.9 billion	3	$1.4 billion
Other accounts	57	$2.8 billion	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Andrew Weiner
Registered investment companies	9	$2.6 billion	0	$0
Other pooled investment vehicles	5	$974 million	0	$0
Other accounts	54	$1.7 billion	0	$0

*	The information provided is as of 10/31/07

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
James MacGregor	MML Small Cap Value Fund	None
Gerry Paul	MML Small Cap Value Fund	None
Andrew Weiner	MML Small Cap Value Fund	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI RS2972-07-1